Exhibit 32.6

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


      The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Annual Report on Form 10-K for the Geodyne Energy Income Limited Partnership III-F ("Issuer") for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

      (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

      Dated this 16th day of April, 2007.

                                GEODYNE ENERGY INCOME LIMITED
                                PARTNERSHIP III-F
                                ("Issuer")

                                //s// Dennis R. Neill
                                -----------------------------------
                                Dennis R. Neill
                                President (Chief Executive Officer)

                                //s// Craig D. Loseke
                                -----------------------------------
                                Craig D. Loseke
                                Chief Accounting Officer
                                (Chief Financial Officer)